UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 14, 2017

TELEHEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Wyoming	80-0873491
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1031 Calle Recodo Suite B, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 423-6870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2017, Telehealthcare, Inc. (the “Company”) entered into a Share Cancellation / Return to Treasury Agreement (the “Agreement”) with Derek Cahill, the Company’s Chief Executive Officer. Pursuant to the Agreement, Mr. Cahill will cancel and retire 73,000,000 shares of our common stock held by him. By canceling these shares, Mr. Cahill and the Company’s Board of Directors want the Company to better positioned to expand and raise capital.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Share Cancellation / Return to Treasury Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEHEALTHCARE, INC.

Date: March 14, 2017	By:	/s/ Derek Cahill
Derek Cahill
Chief Executive Officer

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